MORGAN STANLEY LIMITED DURATION U.S. GOVERNMENT TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JUNE 1, 2009 - NOVEMBER 30, 2009

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
                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
                                                                                                   BofA, Merrill
                                                                                                   Lynch, Morgan
                                                                                                   Stanley, J.P.
                                                                                                   Morgan, Wells
   FHLMC Note                                                                                    Fargo Securities,
   1.25% due      10/20/09     --     $99.851   $3,500,000,000     2,800,000     0.08%    1.09%   William Blair &        Goldman
   12/15/2011                                                                                    Company, Fox-Pitt        Sachs
                                                                                                  Kelton Cochran
                                                                                                  Caronia Waller,
                                                                                                      Keefe,
                                                                                                  Bruyette & Wood

                                                                                                 Barclays Capital
                                                                                                    Inc., J.P.
                                                                                                 Morgan Securities
                                                                                                     Inc., UBS
                                                                                                  Securities LLC,
                                                                                                    BNP Paribas
                                                                                                 Securities Corp.,
                                                                                                  Banc of America
                                                                                                  Securities LLC,
                                                                                                 Citigroup Global
  Federal Home                                                                                     Markets Inc.,        Barclays
   Loan Banks     11/13/09     --     $99.767   $3,000,000,000     2,800,000     0.13%    1.55%    Credit Suisse         Capital
   1.000% due                                                                                    Securities (USA)
   12/28/2011                                                                                      LLC, Deutsche
                                                                                                  Bank Securities
                                                                                                     Inc., FTN
                                                                                                 Financial Capital
                                                                                                 Markets, Goldman,
                                                                                                 Sachs & Co., HSBC
                                                                                                 Securities (USA)
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                 Incorporated, RBC
                                                                                                       Capital
                                                                                                       Markets
                                                                                                    Corporation,
                                                                                                         RBS
                                                                                                   Securities Inc.
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